UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

Intelsat S.A.

(Exact Name Of Registrant As Specified In Its Charter)

Grand Duchy of Luxembourg	001-35878	98-1009418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 rue Albert Borschette

Luxembourg

Grand Duchy of Luxembourg

L-1246

(Address of principal executive offices)

+352 27-84-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, nominal value $0.01 per share	I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	OTHER EVENTS.

Intelsat Jackson Holdings S.A. (“Jackson”), a subsidiary of Intelsat S.A. (the “Company”), has elected to withhold an interest payment of approximately $125 million (the “Interest Payment”) due on April 15, 2020 with respect to Jackson’s outstanding 8.50% Senior Notes due 2024 (the “2024 Senior Notes”). Under the indenture governing the 2024 Senior Notes, Jackson has a 30-day grace period to make the Interest Payment before such non-payment constitutes an “event of default” with respect to the 2024 Senior Notes. Jackson has elected to enter into the 30-day grace period with respect to the Interest Payment in order to increase its financial flexibility as it assesses the Company’s operating and general economic environment.

Forward-Looking Statements

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this report and speak only as of the date of this report, and are advised to consider the factors listed under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s SEC filings, as may be updated and amended from time to time. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 15, 2020	By:	/s/ Michelle Bryan
	Name:	Michelle Bryan
	Title:	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary